Scudder
Short Term
Bond Fund

Semiannual Report
June 30, 1997


Pure No-Load(TM) Funds


Seeks to provide a high level of income consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                                                       [logo]

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions


                                   In Brief

o Scudder Short Term Bond Fund provided a 6.06% 30-day net annualized SEC yield on June 30, 1997, considerably higher than the 5.00% average yield of the taxable money market funds tracked by IBC Financial Data, Inc. (Money funds seek to maintain a stable $1.00 net asset value per share.)

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE: Comparative Yields
                 30-day SEC yields as of June 30, 1997

CHART DATA:   Scudder    Taxable Money
             Short Term   Market Fund
             Bond Fund     Average*

               6.06%        5.00%

CALLOUT TO PRECEDING CHART: *Source: IBC Financial Data, Inc.

o The Fund's 2.63% total return for the 6 months ended June 30, 1997, was achieved in a challenging environment for fixed-income investments.

o The Fund's duration (and therefore its sensitivity to changing interest rates) was shortened early in the year to help protect the portfolio from price volatility.

o  Throughout  the  period,  the  Fund  maintained  its  focus  on  high-quality
alternatives  to  U.S.   Treasuries,   including   mortgage-  and   asset-backed
securities, and corporate bonds.

                        2 - SCUDDER SHORT TERM BOND FUND

                        Letter From the Fund's President

Dear Shareholders,

     So far, 1997 looks a lot like 1996. Over the first six months of Scudder Short-Term Bond Fund's 1997 fiscal year, inflation continued to be dormant, yet investors responded to strong economic growth as if higher prices were just around the corner. At the end of March, the Federal Reserve Board engineered a small increase in short-term interest rates. The anticipation of this event in the financial markets affected all types of fixed-income investments. However, those most sensitive to changes in the level of interest rates -- longer-maturity bonds and Treasuries, in particular -- were the hardest hit. Your Fund's focus on short-maturity alternatives to U.S. Treasuries helped lead to a positive 2.63% total return in a period when some long-term bonds posted negative returns.

     Despite near-term uncertainty in the financial markets, we believe the global economic landscape provides an excellent long-term backdrop for fixed-income investors. In the report that follows, your fund's managers discuss the events of the past six months as well as their outlook for the remainder of the year.

     To keep you abreast of developments within the Scudder Family of Funds, we're pleased to tell you about a newcomer to our mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend-paying stocks of well-established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 25.

     We thank you for your continued investment in Scudder Short Term Bond Fund. As always, please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Short Term Bond Fund


                        3 - SCUDDER SHORT TERM BOND FUND

PERFORMANCE UPDATE as of June 30, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
6/30/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $ 10,617      6.17%    6.17%
5 Year     $ 12,803     28.03%    5.07%
10 Year*   $ 19,938     99.38%    7.14%

---------------------------------------
SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
---------------------------------------
1 Year     $ 10,661      6.61%    6.61%
5 Year     $ 13,158     31.58%    5.64%
10 Year*   $ 20,384    103.84%    7.38%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,479
'89            $11,505
'90            $12,578
'91            $14,160
'92            $15,573
'93            $16,890
'94            $16,988
'95            $17,867
'96            $18,780
'97            $19,938

SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
Year            Amount
----------------------
'87            $10,000
'88            $10,768
'89            $11,726
'90            $12,713
'91            $14,018
'92            $15,492
'93            $16,537
'94            $16,818
'95            $18,111
'96            $19,121
'97            $20,384

Salomon Brothers Inc. Broad Investment Grade Bond Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.33   $ 11.63  $ 11.58  $ 11.89  $ 12.01  $ 12.12  $ 11.37  $ 11.19  $ 11.03  $ 11.00
INCOME DIVIDENDS..   $   .75   $   .71  $  1.03  $  1.09  $  1.03  $   .87  $   .76  $   .74  $   .72  $   .69
CAPITAL GAINS
DISTRIBUTIONS.....   $   .08   $   .03   $  .06  $     -  $     -  $     -  $   .07  $     -  $     -  $     -
FUND TOTAL
RETURN (%)........      4.79      9.80     9.33    12.58     9.98     8.45      .58     5.17     5.11     6.17
INDEX TOTAL
RETURN (%)........      7.69      8.91     8.41    10.27    10.50     6.76     1.69     7.68     5.57     6.61

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on page 18.
*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 72.70% and 7.07%, respectively.



                        4 - SCUDDER SHORT TERM BOND FUND

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
U.S. Gov't Backed Mortgages             29%
Asset-Backed Securities                 23%
Corporate Bonds                         21%
Collateralized Mortgage Obligations     18%
Cash Equivalents                         5%
Indexed Securities                       4%
-------------------------------------------
                                       100%
-------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio assets are divided
primarily among alternatives to
U.S. Treasuries.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Gov't & Agencies                   39%
AAA*                                    25%
AA                                       3%
A                                        7%
BBB                                     26%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average quality: AA+
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The majority of the portfolio is
invested in securities with the
highest quality ratings. All securities
in the portfolio are investment
grade.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Under 1 year                            19%
1 - 5 years                             59%
5 - 8 years                             14%
8 years or greater                       8%
-------------------------------------------
                                       100%
-------------------------------------------
Weighted average effective maturity: 2.35 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

With the near-term outlook for
interest rates uncertain, the Fund
has chosen to maintain a
relatively short effective maturity.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                        5 - SCUDDER SHORT TERM BOND FUND

                         Portfolio Management Discussion

Dear Shareholders,

In the first half of 1997, bond investors reacted -- and in some cases, overreacted -- to a flood of data that suggested the economy was overheating. Their fears were not entirely unfounded. The economy grew at a 5.9% annual rate in the first quarter of 1997, while unemployment dropped to its lowest level since 1973. March's widely anticipated increase in the federal funds rate may prove to have been the turning point, however. Bonds spent much of the remaining weeks through June taking back lost ground, as data began to suggest that growth in the second quarter would be slower.

Scudder Short Term Bond Fund steered a successful course through the period's market volatility, reaching the midpoint of its 1997 fiscal year with a 2.63% total return. The Fund's benchmark, the unmanaged Salomon Brothers Broad Investment Grade Bond Index (1 to 3 years), returned 2.90% for the same period.

Scudder Short Term Bond Fund's 30-day net annualized SEC yield at the end of June was 6.06%, compared with 5.00% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. As shown in the graph below, the Fund historically has maintained a comfortable yield advantage over taxable money market funds. Of course, money market funds seek to maintain a stable principal value, whereas your Fund's net asset value will fluctuate with changing market conditions.

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE: Yield Comparison:
                  December 1993-June 30, 1997
                  30-Day SEC Yields

CHART DATA:

        IBC All Taxable Money   Scudder Short Term
            Fund Average            Bond Fund
12/93         3.00                    5.65
3/94          2.87                    6.13
6/94          3.62                    7.14
9/94          4.17                    6.89
12/94         5.04                    7.71
3/95          5.52                    6.71
6/95          5.48                    6.49
9/95          5.25                    6.29
12/95         5.19                    5.85
3/96          4.76                    5.83
6/96          4.77                    6.37
9/96          4.83                    6.52
12/96         4.85                    6.11
3/97          4.91                    6.14
6/97          5.07                    6.06


                               Duration Management
                                   Adds Value

The active management of overall portfolio duration is integral to the Fund's search for income and relative price stability. An important tool for investment professionals, duration measures a portfolio's sensitivity to changes in interest rates and is adjusted by altering a portfolio's mix of securities. Essentially, the shorter a portfolio's duration, the less its net asset value will be adversely affected by an increase in interest rates. At the same time, a short duration will restrict a portfolio's participation in market rallies.

As evidence of stronger economic growth mounted in early 1997, we pared the Fund's duration to approximately 1.7 years. This indicates a neutral outlook. (As a short-term bond fund, your fund's duration typically will not exceed that of a 3-year Treasury note -- about 2.5 years.) Our duration strategy added value


                        6 - SCUDDER SHORT TERM BOND FUND
during the period; when interest rates began to rise in mid-February, bonds of longer duration suffered relatively greater price declines.

                             Quality Portfolio Helps
                                  Boost Returns

The Fund has a high-quality orientation. We have continued to structure the portfolio with a diversified list of short-maturity alternatives to U.S. Treasuries in order to increase the Fund's yield. At the end of June, assets were spread across mortgage-backed, asset-backed, and corporate issues, with over 65% of portfolio holdings rated AA or better by Standard & Poor's and/or Moody's.

The Fund's mortgage-backed securities (almost 50% of portfolio holdings at the end of June) performed particularly well during the period. Mortgage-backed securities carry higher yields than Treasuries of equivalent maturity in order to compensate investors for the risk of prepayment. (Because many homeowners opt to refinance or prepay the underlying mortgages when interest rates fall -- and lower mortgage rates become available -- this prepayment risk can dampen performance of mortgage-backed securities.) The Fund's "seasoned" mortgages carry little prepayment risk in the eyes of investors. The bonds represent mortgages that could have been refinanced in the past but were not for one reason or another, and now are even less likely to be refinanced given the shortened time remaining before the loans are paid off. With coupons in the 9% to 10% range, these bonds contributed a high level of income to the portfolio.

Also contributing to the Fund's positive return were its investments in corporate bonds issued by real estate investment trusts. These securities accounted for approximately 9% of portfolio holdings at the end of the period. The strength of the economy in recent months has done much for the health of the real estate and mortgage markets, boosting property values and promoting lower default rates among mortgage owners. These issues benefited from upgrades in credit quality during the period and contributed a measure of price appreciation that helped offset declines in other areas.


                              A Cautionary Outlook

By the end of June, bonds had recovered from their late-March selloff, and a host of crucial economic reports have suggested inflation is less of a threat than many predicted. The six-year-old expansion may very well wind down, paving the way for lower interest rates and a sustained bond market rally. Importantly, profit expectations may be overly optimistic, given that many companies are unable to raise prices. Also, at 5.5% the current federal funds rate does not, in our view, constitute "easy money."

The timing of an economic downturn, however, is difficult to predict. For now, growth is strong and reported profits continue to exceed expectations. Federal Reserve Board Chairman Alan Greenspan's warning earlier this year that "history counsels caution" was directed at U.S. equity investors, but may also be appropriate for those in the bond markets. Although the Fed left interest rates unchanged at its May 20 and July 2 meetings, it may find sufficient reason to raise rates later this year. It is interesting to note that, historically, the Fed has shifted monetary policy by producing a series of small rate changes,


                        7 - SCUDDER SHORT TERM BOND FUND
seldom just one. Going forward, we intend to be cautious with Scudder Short Term Bond Fund's duration, focusing on current income while investing in sectors of the bond market which we believe offer value in the current interest rate environment.

Sincerely,
Your Portfolio Management Team

/s/Thomas M. Poor             /s/Scott E. Dolan
Thomas M. Poor                Scott E. Dolan

/s/Susan R. Martland
Susan R. Martland

                        8 - SCUDDER SHORT TERM BOND FUND

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                              Principal         Market
                                                                                              Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement 4.5%
-------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/97 at 5.9%, to be repurchased at $57,206,374 on 7/1/97, collateralized by a $18,267,000 U.S.
  Treasury Note, 6.75%, 4/30/00 and a $37,860,000 U.S. Treasury Note, 6.25%,                                -------------
  7/31/98, (Cost $57,197,000) .............................................................   57,197,000       57,197,000
                                                                                                            -------------
U.S. Government Obligations 0.5%
-------------------------------------------------------------------------------------------------------------------------
U.S.Treasury Note, 6.375%, 9/30/01 (Cost $6,038,906) ......................................    6,000,000        6,000,960
                                                                                                            -------------
U.S. Gov't Backed Mortgages 28.5%
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., ARM, 7.792%, 11/1/21 ....................................      581,384          609,273
Federal National Mortgage Association, 7 year Balloon, 8.5% with various maturities
  to 5/1/02 ...............................................................................   12,136,152       12,459,338
Federal National Mortgage Association, 10%, 9/1/17 ........................................    3,779,274        4,116,423
Federal National Mortgage Association, ARM, 7.5%, 1/1/19 ..................................    1,239,552        1,285,452
Federal National Mortgage Association, ARM, 7.85%, 11/1/22 ................................    2,235,992        2,343,252
Federal National Mortgage Association, ARM, 7.59%, 10/1/23 ................................    4,594,688        4,659,481
Federal National Mortgage Association, ARM, 6.01%, with various maturities to 5/1/29 ......   39,672,890       39,214,272
Federal National Mortgage Association, ARM, 6.02%, with various maturities to 2/1/31 ......   10,836,553       10,711,282
Federal National Mortgage Association, ARM, 6.04%, with various maturities to 8/1/31 ......      929,834          919,085
Federal National Mortgage Association, ARM, 6.03%, with various maturities to 9/1/31 ......    2,904,384        2,870,810
Federal National Mortgage Association, ARM, 6.06%, with various maturities to 11/1/35 .....   17,070,164       16,872,833
Government National Mortgage Association, Midget, 8%, with various maturities
  to 12/15/10 .............................................................................   33,252,841       34,340,843
Government National Mortgage Association Pass-through, 11.5%, with various maturities
  to 7/20/20 (b) ..........................................................................   18,133,232       20,607,008
Government National Mortgage Association Pass-through, 11%, with various maturities
  to 10/20/20 .............................................................................    2,316,376        2,607,500
Government National Mortgage Association Pass-through, 9%, with various maturities
  to 12/15/21 (b) .........................................................................  100,265,657      107,235,351
Government National Mortgage Association Pass-through, 10%, with various maturities
  to 2/15/25 ..............................................................................   77,901,887       85,641,188
Government National Mortgage Association Pass-through, ARM, 7.125%, with various maturities
  to 9/20/25 ..............................................................................   14,139,265       14,428,678
-------------------------------------------------------------------------------------------------------------------------
Total U.S Gov't Backed Mortgages (Cost $357,191,752) ......................................                   360,922,069
-------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 18.0%
-------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp., Series 1993-I2 A3, 7.25%, 7/25/24 ...........................   15,423,859       15,472,058
Chemical Mortgage Securities Inc., Series 1993-1 A4, 7.45%, 2/25/23 .......................    4,175,000        4,206,313
Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/09 ................................    1,900,000        1,891,836


    The accompanying notes are an integral part of the financial statements.


                        9 - SCUDDER SHORT TERM BOND FUND

                                                                                              Principal        Market
                                                                                              Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------------------------
Daiwa Mortgage Acceptance Corp., Series 1991 A, 8.625%, 3/15/10 ...........................      972,449        1,014,690
Federal Home Loan Mortgage Corp., Series 1719-C PO, 4/15/99 ...............................   32,107,291       29,789,546
Federal Home Loan Mortgage Corp., Series 1724-PO, 5/15/01 .................................   47,377,510       39,826,719
Federal Home Loan Mortgage Corp., Series 1381-Z, 6%, 7/15/05 ..............................    1,941,751        1,938,100
Federal Home Loan Mortgage Corp., Series 1276-C, 7.5%, 12/15/05 ...........................    1,676,383        1,673,231
Federal Home Loan Mortgage Corp., Series 1406-E, 6%, 12/15/18 .............................    4,400,000        4,329,875
Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/19 ..............................    2,717,798        2,733,072
First Bank System Inc., Series 1993-FRN, 7.182%, 11/25/24 .................................   20,469,000       20,325,077
Fund America Investors Corp., Series 1991-1H, 7.95%, 2/20/20 ..............................    2,217,122        2,239,293
General Electric Capital Mortgage Services, Inc. Series 1992-2F, 7%, 6/25/07 ..............      404,784          406,808
General Electric Capital Mortgage Services, Inc. Series 1993-14, 6.5%, 1/25/18 ............   30,075,000       29,445,305
General Electric Capital Mortgage Services, Inc. Series 1994-19 A1, 7.5%, 6/25/24 .........    9,027,408        9,078,142
General Electric Capital Mortgage Services, Inc. Series 1994-27, 6.5%, 7/25/24 ............    8,890,788        8,835,220
Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/26 ............................    9,914,475       10,002,776
Paine Webber Mortgage Acceptance Corp., Series 1993-6, 6.9%, 8/25/08 ......................    1,824,000        1,828,560
Prudential Home Mortgage Securities Co., Series 1992-47 A7, 7.5%, 1/25/23 .................    1,034,504        1,032,239
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/23 ................      967,907          955,808
Residential Funding Mortgage Securities, Series 1996-S15, 7.75%, 1/25/07 ..................    8,704,365        8,836,291
Residential Funding Mortgage Securities, Series 1993-A2, 6.85%, 9/25/23 ...................    3,220,000        3,167,675
Residential Funding Mortgage Securities, Series 1993-A5, FRN, 7.112%, 10/25/23 ............   19,500,000       19,420,781
Resolution Trust Corp., Series A, STRIP, Zero Coupon, 7/15/97 .............................      905,000          903,208
Resolution Trust Corp., Series 1992-A 2A, 7.5%, 8/25/23 ...................................    1,575,705        1,580,629
Ryland Acceptance Corp., Four Series 97-H, 8.95%, 8/20/19 .................................    5,177,142        5,262,875
Ryland Mortgage Securities Corp., 8%, 8/25/25 .............................................    3,791,659        3,881,711
-------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $235,608,101)                                                 230,077,838
-------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities 24.7%
-------------------------------------------------------------------------------------------------------------------------
Credit Card Receivables 0.6%
First USA Bank, Series 1994-1, 7.45%, 4/15/99 .............................................    7,547,170        7,518,491
                                                                                                            -------------
Home Equity Loans 9.6%
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/27 ...........................................    4,435,000        4,494,595
Advanta Corp., Series 1997-2 A3, 7.3%, 10/25/22 ...........................................   10,500,000       10,559,063
AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 9/15/05 .................................    1,544,768        1,546,216
AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/07 ................................      655,057          646,254
CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/06 .................................      994,342        1,001,780
Chevy Chase Home Equity Loan Trust, Series 1996-1, 7.15%, 5/15/15 .........................    5,000,000        5,037,500
Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/06 .......................      648,522          666,357


    The accompanying notes are an integral part of the financial statements.


                        10 - SCUDDER SHORT TERM BOND FUND

                                                                                              Principal        Market
                                                                                              Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------------------------
Contimortgage Home Equity Loan Trust, Series 1995-1 A2, 8.6%, 2/15/10 .....................    6,666,200        6,690,156
Contimortgage Home Equity Loan Trust, Series 1996-4 A6, 6.71%, 6/15/14 ....................    6,200,000        6,120,516
Contimortgage Home Equity Loan Trust, Series 1996-4 A7, 6.99%, 3/15/21 ....................    3,000,000        2,978,438
Contimortgage Home Equity Loan Trust, Series 1997-3 M1-F, 7.31%, 8/15/28 ..................   18,500,000       18,592,500
Equity Credit Corp. Home Equity Loan Trust, Series 1993-4B, 5.65%, 12/15/08 ...............    1,804,241        1,747,858
Fleet Financial Home Equity Trust, Series 1991-2A, 6.7%, 10/15/06 .........................    1,202,290        1,207,362
Green Tree Financial Corp., Series 1997-B A5, 7.15%, 4/15/27 ..............................    9,600,000        9,654,000
Green Tree Home Improvement Loan Trust, Series 1995-C B1, 7.2%, 7/15/20 ...................    1,950,000        1,934,461
Green Tree Home Improvement Loan Trust, Series 1995-F B2, 7.1%, 1/15/21 ...................    2,000,000        1,905,469
Green Tree Home Improvement Loan Trust, Series 1995-D A3, 6.45%, 9/15/25 ..................      695,000          691,740
Green Tree Home Improvement Loan Trust, Series 1995-D B1, 7.05%, 9/15/25 ..................      750,000          749,760
Green Tree Home Improvement Loan Trust, Series 1995-10 B1, 7.05%, 2/15/27 .................    4,000,000        3,977,500
Green Tree Home Improvement Loan Trust, 6.95%, 3/15/27 ....................................    4,000,000        3,957,500
Household Finance Corp., Home Equity Loan Series 1992-2 A3, 5.25%, 10/20/07 ...............      514,321          511,750
Old Stone Credit Corp., Series 1991-2, 8.42%, 9/15/06 .....................................    1,309,684        1,326,055
Old Stone Credit Corp., Home Equity Loan, Series 1992-2, 6.95%, 5/15/07 ...................    4,060,140        4,054,430
Old Stone Credit Corp., Home Equity Loan, Series 1992-3A2, 6.3%, 8/25/07 ..................    3,558,132        3,510,311
Old Stone Credit Corp., Home Equity Loan, Series 1993-1, 5.85%, 3/15/08 ...................      981,042          960,502
Security Pacific Home Equity Loan Trust, Series 1991-2B, 8.15%, 6/15/20 ...................    3,159,287        3,192,361
Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/06 .......................    7,511,870        7,532,997
TMS Home Equity Loan Trust, Series 1994-A A3, 5.525%, 9/15/18 .............................      756,911          738,106
TMS Home Equity Loan Trust, Series 1996-B A7, 7.55%, 2/15/20 ..............................    6,935,000        6,989,180
U.S. Home Equity Loan, Series 1991-2B, 9.125%, 4/15/21 ....................................    9,700,000        9,736,375
U.S. Home Equity Loan, Series 1991-2C, 8.5%, 4/15/21 ......................................      301,616          302,557
                                                                                                            -------------
                                                                                                              123,013,649
                                                                                                            -------------
Manufactured Housing Receivables 12.3%
Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/28 ....................    8,000,000        8,096,250
Chemical Financial Acceptance Corp. Housing Trust, Series 1989 A, Participating
  Certificate, 9.25%, 5/15/98 .............................................................    3,232,467        3,288,001
Green Tree Financial Corp., Securitized NIM Series 1994-A, 6.9%, 2/15/04 ..................   16,752,220       16,682,201
Green Tree Financial Corp., Securitized NIM Series 1994-B, 7.85%, 7/15/04 .................   14,014,146       14,132,285
Green Tree Financial Corp., Series 1993-2B, 8%, 7/15/18 ...................................    8,187,000        8,351,380
Green Tree Financial Corp., Series 1997-A, 7.58%, 8/15/23 .................................    1,250,000        1,257,413
Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/25 ...............................    5,715,000        6,185,818
Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/25 ...............................   20,636,400       21,090,240
Green Tree Financial Corp., Series 1995-6 B2, 8%, 9/15/26 .................................   12,059,720       12,224,599
Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 9/15/26 ..............................    9,000,000        8,824,219


    The accompanying notes are an integral part of the financial statements.


                        11 - SCUDDER SHORT TERM BOND FUND

                                                                                              Principal        Market
                                                                                              Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp., Series 1995-6 B1, 7.7%, 9/15/26 ...............................    3,925,000        3,983,875
Green Tree Financial Corp., Series 1995-8 B1, 7.3%, 12/15/26 ..............................    9,500,000        9,537,852
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 4/15/28 ..............................    4,000,000        4,044,688
Merrill Lynch Mortgage Investors Inc., Series 1989-F, 9.75%, 10/15/09 .....................       54,327           54,513
Merrill Lynch Mortgage Investors Inc., Series 1990-C, 9.7%, 6/15/10 .......................    1,188,104        1,222,262
Merrill Lynch Mortgage Investors Inc., Series 1990-H, 9.25%, 1/15/11 ......................    2,181,319        2,227,672
Merrill Lynch Mortgage Investors Inc., Series 1990-I, 10%, 1/15/11 ........................    2,366,644        2,480,361
Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/11 .......................      335,171          339,568
Merrill Lynch Mortgage Investors Inc., Series 1991-A, 9.25%, 4/15/11 ......................    1,757,532        1,802,559
Merrill Lynch Mortgage Investors Inc., Series 1991-G, 9.15%, 10/15/11 .....................    5,232,054        5,464,201
Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/12 .......................    9,706,933        9,940,482
Merrill Lynch Mortgage Investors Inc., Series 1992-B A4, 7.85%, 4/15/12 ...................    2,493,766        2,518,704
Merrill Lynch Mortgage Investors Inc., Series 1992-D, 7.95%, 7/15/17 ......................    2,301,387        2,343,801
Mid-State Homes IV, Series 1, 8.33%, 4/1/30 ...............................................    1,569,369        1,672,420
Security Pacific Acceptance Corp., Series 1991-2B, 8.55%, 9/15/11 .........................    6,374,446        6,515,385
Security Pacific Acceptance Corp., Series 1991-A2, 7.1%, 6/15/12 ..........................    1,816,465        1,817,591
                                                                                                            -------------
                                                                                                              156,098,340
                                                                                                            -------------
Miscellaneous 2.2%
Bally's Health & Tennis Master Trust, 8.43%, 8/1/02 .......................................   13,000,000       13,018,200
World Omni Automobile Security Securitization Trust, Series 1996-B, 6.85%, 11/15/02 .......   15,050,000       15,092,328
                                                                                                            -------------
                                                                                                               28,110,528
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $313,011,251)                                                             314,741,008
-------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 19.7%
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples 0.4%
J. Seagram & Sons Inc., 8.375%, 2/15/07 ...................................................    4,775,000        5,173,187
                                                                                                            -------------
Financial 13.4%
American Health Properties, Inc., 7.05%, 1/15/02 ..........................................    2,200,000        2,192,344
Colonial Realty LP , 7.5%, 7/15/01 ........................................................    4,000,000        4,044,440
ERP Operating LP, 8.5%, 5/15/99 ...........................................................    4,100,000        4,229,560
Health Care Properties Investors Inc., 6%, 11/8/00 ........................................    5,225,000        5,068,250
Oasis Residential Inc., 6.75%, 11/15/01 ...................................................   13,400,000       13,240,004
Oasis Residential Inc., 7%, 11/15/03 ......................................................   14,900,000       14,635,525
Spieker Properties, Inc., 6.65%, 12/15/00 .................................................   15,000,000       14,880,000
Spieker Properties, Inc., 6.8%, 12/15/01 ..................................................    5,500,000        5,442,580
Spieker Properties, Inc., 6.95%, 12/15/02 .................................................    3,500,000        3,476,970
Spieker Properties, Inc., 8%, 7/19/05 .....................................................      500,000          520,960


    The accompanying notes are an integral part of the financial statements.


                        12 - SCUDDER SHORT TERM BOND FUND

                                                                                              Principal        Market
                                                                                              Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------------------------
Spieker Properties, Inc., 7.125%, 12/1/06 .................................................    3,425,000        3,385,202
Sun Communities, Inc., 7.625%, 5/1/03 .....................................................    5,850,000        5,976,243
Susa Partnership LP, 7.125%, 11/1/03 ......................................................    5,400,000        5,369,976
Taubman Realty Group LP, Medium Term Note, 8%, 6/15/99 ....................................    4,755,000        4,849,292
Taubman Realty Group LP, Medium Term Note, 7.4%, 6/10/02 ..................................    3,300,000        3,333,000
Taubman Realty Group LP, Medium Term note, 7.5%, 6/15/02 ..................................   19,150,000       19,437,250
Taubman Realty Group LP, Medium Term Note, 7%, 10/1/03 ....................................    3,595,000        3,570,087
The Money Store Inc., 9.16%, 9/9/97 .......................................................   15,700,000       15,762,800
The Money Store Inc., Series B, 9.16%, 9/9/97 .............................................   21,520,000       21,606,080
The Money Store Inc., 7.63%, 4/15/98 ......................................................    9,500,000        9,570,585
United Dominion Realty Trust Inc., Medium Term Note, 7.02%, 11/15/05 ......................   10,000,000        9,816,400
                                                                                                            -------------
                                                                                                              170,407,548
Media 3.0%
Time Warner Inc., 7.95%, 2/1/00 ...........................................................   37,695,000       38,753,853
                                                                                                            -------------
Manufacturing 1.2%
Lyondell Petrochemical Co., Global Note, 9.125%, 3/15/02 ..................................    8,900,000        9,671,452
Lyondell Petrochemical Co., 9.75%, 9/4/03 .................................................    4,600,000        5,206,786
                                                                                                            -------------
                                                                                                               14,878,238
Metals & Minerals 1.2%
Alcan Aluminium Ltd., 9.625%, 7/15/19 .....................................................   14,000,000       15,225,980
                                                                                                            -------------
Transportation 0.5%
Continental Air, 7.42%, 4/1/07 ............................................................    6,295,000        6,337,051
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $252,244,147)                                                                     250,775,857
-------------------------------------------------------------------------------------------------------------------------

Coupon Indexed Securities 4.1%
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Medium Term Note, inversely indexed to 30 day                         -------------
  Commercial Paper Bond Equivalent Yield, 9.692%, 12/29/97 (Cost $52,624,656) .............   51,400,000       52,299,500
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,273,915,813)(a)                                               1,272,014,232
-------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,273,915,813. At June 30, 1997, net unrealized depreciation for all securities based on tax cost was $1,901,581. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,244,338 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,145,919.

      Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.


                        13 - SCUDDER SHORT TERM BOND FUND

--------------------------------------------------------------------------------
      Currency abbreviations and other acronyms used in this portfolio:
      ARM               Adjustable Rate Mortgage
      FRN               Floating Rate Note
      NIM               Net Interest Margin
      NZD               New Zealand Dollars
      PO                Principal Only
      REMIC             Real Estate Mortgage Investment Conduit
      STRIP             Separate Trading Registered Interest and Principal

(b) At June 30, 1997 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

      At June 30, 1997, open future contracts sold short were as follows:

                                                                     Aggregate
      Futures                 Expiration            Contracts      Face Value ($)      Market Value ($)
      -------                 ----------            ---------      --------------      ----------------
      5 Year U.S.
      Treasury Note           September 30, 1997      2,353          247,894,938          249,160,640
                                                                     -----------          -----------

      Total net unrealized appreciation on open futures contracts sold short .......       (1,265,702)
                                                                                          ===========

      Transactions in written options for the six months ended June 30, 1997 are summarized as follows:

                                        Over-the-Counter Options
                                      ----------------------------

                                           NZD            Premiums
                                      ------------     -----------

      Beginning of Period .......       88,000,000     $   431,200
      Written ...................               --              --
      Closed ....................      (88,000,000)       (431,200)
      Exercised .................               --              --
      Expired ...................               --              --
                                      ------------     -----------

      End of Period                             --              --
                                      ============     ===========


    The accompanying notes are an integral part of the financial statements.


                        14 - SCUDDER SHORT TERM BOND FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $1,273,915,813) .........     $1,272,014,232
                  Cash ............................................................            995,460
                  Receivable for investments sold .................................             13,624
                  Interest receivable .............................................          9,853,210
                  Receivable for fund shares sold .................................          1,198,477
                  Receivable for daily variation margin on open futures contracts .            588,250
                  Other assets ....................................................             26,474
                                                                                        ----------------
                  Total assets ....................................................      1,284,689,727
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ...............................................          1,494,863
                  Payable for fund shares redeemed ................................          4,081,560
                  Payable for investments purchased ...............................            294,332
                  Accrued management fee ..........................................            565,846
                  Other payables and accrued expenses .............................            774,861
                                                                                        ----------------
                  Total liabilities ...............................................          7,211,462
                  --------------------------------------------------------------------------------------
                  Net assets, at market value                                           $1,277,478,265
                  --------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income .............................          3,568,116
                  Net unrealized appreciation (depreciation) on:
                    Investment securities .........................................         (1,901,581)
                    Futures .......................................................         (1,265,702)
                  Accumulated net realized loss ...................................       (128,901,247)
                  Paid-in capital .................................................      1,405,978,679
                  --------------------------------------------------------------------------------------
                  Net assets, at market value                                           $1,277,478,265
                  --------------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($1,277,478,265 / 116,097,080 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number of            ----------------
                    shares authorized) ..............................................   $        11.00
                                                                                        ----------------


    The accompanying notes are an integral part of the financial statements.


                        15 - SCUDDER SHORT TERM BOND FUND

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

Investment Income
-------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ........................................................     $   50,489,059
                                                                                        ----------------

                  Expenses:
                  Management fee ..................................................          3,528,351
                  Services to shareholders ........................................          1,762,467
                  Custodian and accounting fees ...................................            188,115
                  Trustees' fees and expenses .....................................             11,217
                  Reports to shareholders .........................................            175,955
                  Auditing ........................................................             38,375
                  Legal ...........................................................             17,139
                  Registration fees ...............................................             28,364
                  Interest expense ................................................                973
                  Other ...........................................................             20,316
                                                                                        ----------------
                  Total expenses ..................................................          5,771,272
                  --------------------------------------------------------------------------------------
                  Net investment income                                                     44,717,787
                  --------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investment securities ...........................................         (3,087,850)
                  Futures .........................................................         (1,548,097)
                  Options .........................................................         (1,016,995)
                  Foreign currency related transactions ...........................           (428,293)
                                                                                        ----------------
                                                                                            (6,081,235)
                                                                                        ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investment securities ...........................................         (2,426,015)
                  Futures .........................................................         (1,265,702)
                  Options .........................................................            (54,384)
                                                                                        ----------------
                                                                                            (3,746,101)
                  --------------------------------------------------------------------------------------
                  Net loss on investment transactions                                       (9,827,336)
                  --------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                  $   34,890,451
                  --------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                        16 - SCUDDER SHORT TERM BOND FUND

                       Statements of Changes in Net Assets

                                                                                 Six Months
                                                                                    Ended              Year Ended
                                                                                June 30, 1997         December 31,
Increase (Decrease) in Net Assets                                                (Unaudited)              1996
--------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income .....................................    $   44,717,787       $  107,842,813
                Net realized loss from investment transactions ............        (6,081,235)         (33,115,928)
                Net unrealized depreciation on investment transactions
                   during the period ......................................        (3,746,101)         (17,329,463)
                                                                               ----------------     ----------------
                Net increase in net assets resulting from operations ......        34,890,451           57,397,422
                                                                               ----------------     ----------------
                Distributions to shareholders from:
                Net investment income .....................................       (41,149,671)        (104,839,251)
                                                                               ----------------     ----------------
                Fund share transactions:
                Proceeds from shares sold .................................       117,782,225          349,361,957
                Net asset value of shares issued to shareholders in
                reinvestment of distributions .............................        31,103,856           79,869,940
                Cost of shares redeemed ...................................      (333,319,481)        (736,440,233)
                                                                               ----------------     ----------------
                Net decrease in net assets from Fund share transactions ...      (184,433,400)        (307,208,336)
                                                                               ----------------     ----------------
                Decrease in net assets ....................................      (190,692,620)        (354,650,165)
                Net assets at beginning of period .........................     1,468,170,885        1,822,821,050
                Net assets at end of period (including undistributed net       ----------------     ----------------
                   investment income of $3,568,116 at June 30, 1997) ......    $1,277,478,265       $1,468,170,885
                                                                               ----------------     ----------------
Other Information
--------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period .................       132,860,852          160,534,389
                                                                               ----------------     ----------------
                Shares sold ...............................................        10,709,291           31,416,978
                Shares issued to shareholders in reinvestment of
                   distributions ..........................................         2,829,358            7,197,179
                Shares redeemed ...........................................       (30,302,421)         (66,287,694)
                                                                               ----------------     ----------------
                Net decrease in Fund shares ...............................       (16,763,772)         (27,673,537)
                                                                               ----------------     ----------------
                Shares outstanding at end of period .......................       116,097,080          132,860,852
                                                                               ----------------     ----------------


    The accompanying notes are an integral part of the financial statements.


                        17 - SCUDDER SHORT TERM BOND FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                            Six Months
                               Ended
                             June 30,
                              1997(a)                                      Years Ended December 31,
                            (Unaudited)  1996(a)   1995     1994    1993(a)   1992     1991     1990     1989     1988     1987
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,              ------------------------------------------------------------------------------------------------------
   beginning of period .....  $11.05     $11.35   $10.91   $12.01   $11.93   $12.25   $11.72   $11.71   $11.19   $11.23   $11.92
                              ------------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income ...     .36        .74      .71      .81      .87      .97     1.08     1.09      .83      .73      .74
   Net realized and
     unrealized gain (loss)
     on investments ........    (.07)      (.32)     .44    (1.15)     .08     (.33)     .53      .01      .61     (.04)    (.58)
Total from investment         ------------------------------------------------------------------------------------------------------
   transactions ............     .29        .42     1.15     (.34)     .95      .64     1.61     1.10     1.44      .69      .16
                              ------------------------------------------------------------------------------------------------------
Less distributions:
   From net investment
     income ................    (.34)      (.72)    (.43)    (.64)    (.80)    (.96)   (1.08)   (1.09)    (.83)    (.73)    (.74)
   From net realized gains .      --         --       --       --     (.03)      --       --       --     (.09)      --     (.11)
   In excess of gains ......      --         --       --       --     (.04)      --       --       --       --       --       --
   From tax return of
     capital ...............      --         --     (.28)    (.12)      --       --       --       --       --       --       --
                              ------------------------------------------------------------------------------------------------------
Total distributions ........    (.34)      (.72)    (.71)    (.76)    (.87)    (.96)   (1.08)   (1.09)    (.92)    (.73)    (.85)
                              ------------------------------------------------------------------------------------------------------
Net asset value,              ------------------------------------------------------------------------------------------------------
   end of period ...........  $11.00     $11.05   $11.35   $10.91   $12.01   $11.93   $12.25   $11.72   $11.71   $11.19   $11.23
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........    2.63**     3.86    10.74    (2.87)    8.18     5.43    14.38     9.88    13.20     6.10     1.40
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............   1,277      1,468    1,823    2,136    3,190    2,862    2,247      340       72       10       10
Ratio of operating expenses
   net, to average daily
   net assets (%) ..........     .86*       .80      .75      .73      .68      .75      .44      .16      .36     1.50     1.45
Ratio of operating expenses
   before expense
   reductions, to average
   daily net assets (%) ....     .86*       .80      .75      .73      .68      .78     1.00     1.19     2.06     1.86     1.77
Ratio of net investment
   income net, to average
   daily net assets (%) ....    6.70*      6.66     6.37     6.93     7.21     8.01     8.96     9.36     7.97     6.48     6.34
Portfolio turnover rate (%)     26.0*      61.8    101.1     65.3     66.1     83.7     41.0     52.9     40.0     23.5     28.7

(a) Per share amounts have been calculated using weighted average shares outstanding. On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.
*     Annualized
**    Not Annualized


                        18 - SCUDDER SHORT TERM BOND FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition during the period the Fund purchased call options on other financial instruments.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects


                        19 - SCUDDER SHORT TERM BOND FUND
to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Indexed Securities. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non-indexed securities with similar maturities.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.


                        20 - SCUDDER SHORT TERM BOND FUND

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $115,250,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), and December 31, 2004
($27,896,000), the respective expiration dates. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $3,990,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

Distribution of Income and Gains. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage-backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $102,708,529 and $349,121,128, respectively. Purchases and sales of U.S. Government obligations aggregated $39,252,891 and $32,891,406, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997 was $557,639,406 and $309,744,468, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is


                        21 - SCUDDER SHORT TERM BOND FUND
equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended June 30, 1997, the fee pursuant to the Management Agreement amounted to $3,528,351, which was equivalent to an annualized effective rate of .53% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,028,293 charged to the Fund by SSC for the six months ended June 30, 1997, of which $165,142 is unpaid at June 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by STC aggregated 311,282, of which $51,545 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $89,077, of which $14,434 is unpaid at June 30, 1997.

The Trust pays each of its Trustees not affiliated with the Adviser $4,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $11,217.


                        22 - SCUDDER SHORT TERM BOND FUND

                                    This Page
                                  intentionally
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                        23 - SCUDDER SHORT TERM BOND FUND

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Sheryle J. Bolton
Trustee; Consultant

William T. Burgin
Trustee; Corporate Director

Thomas J. Devine
Trustee; Consultant

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

David S. Lee*
Trustee and Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas M. Poor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer



                        *Scudder, Stevens & Clark, Inc.

                        24 - SCUDDER SHORT TERM BOND FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                        25 - SCUDDER SHORT TERM BOND FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - SCUDDER SHORT TERM BOND FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                        27 - SCUDDER SHORT TERM BOND FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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